UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2025

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 104, Lakewood, CO 80228-2039

(Address of principal executive offices)

1.720.458.1124
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	ACRG	OTC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On February 12, 2025, American Clean Resources Group, Inc. (“ACRG”), following an evaluation of audit fees and costs and at the recommendation and approval of the Board of Directors of ACRG, chose not to continue with the engagement of Turner Stone & Co. (“Turner Stone”), which is currently serving as ACRG’s independent registered public accounting firm, effective after the completion of Turner Stone’s audit of ACRG’s financial statements for the years ended December 31, 2023 and December 31, 2024. ACRG notified Turner Stone on February 12, 2025 that it would be dismissed as ACRG’s independent registered public accounting firm, effective upon transmittal of the notice of dismissal. The decision to change independent registered public accounting firms was recommended by Management and the the Board of Directors of ACRG. Turner Stone’s reports on the ACRG’s financial statements for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During ACRG’s two most recent fiscal years ended December 31, 2022 and 2021 and the subsequent interim periods through [most recent period for which review was performed], there were no disagreements, within the meaning of Item304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except for the material weaknesses in ACRG’s internal control over financial reporting and ACRG’s agreement to restate its financial statements for the year-ended December 31, 2023. ACRG has provided Turner Stone with the disclosures under this Item 4.01(a), and has requested Turner Stone to furnish ACRG with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by ACRG in this Item 4.01(a) and, if not, stating the respects in which it does not agree. Turner Stone’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Appointment of New Independent Registered Public Accounting Firm

On February 12, 2025, the Board of Directors of ACRG approved the appointment of and Management executed an engagement letter with M&K CPAS PLLC (“M&K”) as ACRG’s new independent registered public accounting firm for the audits of ACRG’s financial statements for the years ended December 31, 2022, December 31, 2023 and December 31, 2024 and related interim periods. During ACRG’s two most recent years ended December 31, 2023 and 2024, and during ACRG’s two previous years ended December 31, 2021 and 2022, and subsequent interim periods through February 12, 2025, neither ACRG nor anyone acting on its behalf consulted with M&K regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K. Item 9.01

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(d) Exhibits.

As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Turner Stone & Co. to Securities and Exchange Commission
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLEAN RESOURCES GROUP, INC.

Date: February 17, 2025	By:	/s/ Tawana Bain
Tawana Bain
Chief Executive Officer

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